                                                                    Exhibit 23.2



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
State Communications, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                                   /s/ KPMG LLP

Greenville, South Carolina                         KPMG LLP
July 6, 2000